                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                        -------------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: February 10, 1999





                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)



         New York                    33-89380-01              37-0152681
----------------------------  ------------------------  ----------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                      Identification Number)


Mercantile Bank
     National Association
     140 West Hawthorne
     Hartford, Illinois                                              62048
-----------------------------------------                         ------------
 (Address of principal executive offices)                          (Zip Code)


              Registrant's telephone number, including area code:

                                (618) 251-2035

ITEM 5.     OTHER EVENTS.
            -------------

            The January 1999 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on
            February 10, 1999.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of January, 1999.

                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          Mercantile Bank
                                          National Association, Servicer


                                          By:     \s\ Keith Roever

                                          Name:   Keith Roever
                                          Title:  President



Date: February 17, 1999

                             INDEX TO EXHIBITS
                             -----------------

Exhibit
Number                  Exhibits
-------                 --------

  1                     Monthly Report to Floating Rate
                        Credit Card Participation Certificates,
                        Series 1995-1, investors for the month
                        of January, 1999.